UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2006

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois (Address of principal executive offices)		60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST MIDWEST BANCORP, INC. FORM 8-K March 9, 2006

Item 1.01 Entry Into a Material Definitive Agreement

On March 9, 2006, First Midwest Bancorp, Inc. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Keefe, Bruyette & Woods, Inc. and Raymond James & Associates, Inc., as representatives of the several Underwriters listed on Schedule A thereto (the "Underwriters") relating to the public offering and sale of 3,825,000 newly issued shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at an offering price to the public of $34.46 per share. The Company also granted to the Underwriters a 30-day option to purchase an additional 573,750 shares of Common Stock to cover over-allotments. The closing of the offering, which is subject to customary closing conditions, is expected to occur on March 15, 2006. These shares of Common Stock were registered for offer and sale under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the Company's Registration Statement on Form S-3, File No. 333-132137.

The Underwriting Agreement is filed as Exhibit 1 hereto and is also hereby being filed as an exhibit to, and is hereby incorporated by reference in, the Company's Registration Statement on Form S-3, File No. 333-132137.

Item 7.01 Regulation FD Disclosure

The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act.

On March 9, 2006, the Company issued a press release announcing the pricing of its Common Stock offering. This press release is filed herewith as Exhibit 99.

Item 9.01 Financial Statements and Exhibits
The documents listed as Exhibit 1 and Exhibit 5 on the Exhibit Index are also filed as exhibits to the Company's Registration Statement on Form S-3, File No. 333-132137.
(a) and (b) not applicable

(c) Exhibit Index:

1	Underwriting Agreement, dated March 9, 2006, among First Midwest Bancorp, Inc. and Keefe, Bruyette & Woods, Inc. and Raymond James & Associates, Inc., as representatives.

5	Opinion of Chapman and Cutler LLP regarding validity of common stock.
23	Consent of Chapman and Cutler LLP (included as part of Exhibit 5).
99	Press Release issued by the Company dated March 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: March 9, 2006	/s/ MICHAEL L. SCUDDER
Michael L. Scudder Executive Vice President

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